UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2021

Spartan Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-39739	85-2599566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SPRQ U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	SPRQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SPRQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 8, 2021, Spartan Acquisition Corp. II, a Delaware corporation (the “Company”), convened a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement/prospectus (File No. 333-254589) filed by the Company with the Securities and Exchange Commission on June 21, 2021, as supplemented.

There were 43,125,500 shares of common stock issued and outstanding on June 1, 2021, the record date (the “Record Date”) for the Special Meeting. At the Special Meeting, there were 32,408,370 shares present either by proxy or online, representing approximately 75% of the total outstanding shares of the Company’s common stock as of the Record Date, which constituted a quorum.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – The Business Combination Proposal

The Business Combination Agreement and Plan of Reorganization, dated as of January 23, 2021 (the “Business Combination Agreement”), among the Company, SL Invest I Inc., a Delaware corporation and wholly owned subsidiary of the Company, SL Invest II LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, SL Financial Investor I LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, SL Financial Investor II LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, SL Financial Holdings Inc., a Delaware corporation and wholly owned subsidiary of Spartan (“Spartan Sub”), SL Financial LLC, a Delaware limited liability company and wholly owned subsidiary of Spartan Sub, Sunlight Financial LLC, a Delaware limited liability company (“Sunlight”), FTV-Sunlight, Inc., a Delaware corporation and Tiger Co-Invest B Sunlight Blocker, LLC, a Delaware limited liability company, pursuant to which a business combination between the Company and Sunlight will be effected (the “Business Combination”), was approved and adopted, and all transactions contemplated by the Business Combination were approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
31,376,323	994,750	37,297

Proposal No. 2 – The Charter Proposals

Proposal No. 2A – The Authorized Share Charter Sub-Proposal

The amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (a) increase the number of authorized shares of the Company’s capital stock, par value $0.0001 per share, from (i) 271,000,000 shares, consisting of 270,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), including 250,000,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and 20,000,000 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”) and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”) to (ii) an aggregate of 540,000,000 shares, consisting of 505,000,000 shares of Common Stock, including 420,000,000 shares of Class A Common Stock, 20,000,000 shares of Class B Common Stock and 65,000,000 shares of Class C common stock, par value $0.0001 per share, of Sunlight Financial Holdings Inc. (“Sunlight Financial Holdings” and such common stock, “Class C Common Stock”), which will be a new class of non-economic common stock issued at the closing of the Business Combination (the “Closing”), and 35,000,000 shares of Preferred Stock; and (b) specify the rights of the Class C Common Stock in order to provide for the Company’s “Up-C” structure was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
31,328,224	1,031,515	48,631

Proposal No. 2B – The Additional Charter Sub-Proposal

The amendment to the Charter to make certain changes that the board of directors of the Company (the “Board”) deems appropriate for a public operating company, including changing the post-combination company’s name to “Sunlight Financial Holdings Inc.,” removing the provision that the Company elects to not be subject to Section 203 of the Delaware General Corporation Law, eliminating the right of stockholders to act by written consent and certain other changes was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
31,360,301	1,002,148	45,921

Proposal No. 2C – The Bylaw Amendment Charter Sub-Proposal

The amendment to the Charter to require the affirmative vote of the holders of at least 66⅔% of the voting power of all then-outstanding shares of Sunlight Financial Holdings’ capital stock entitled to vote generally in the election of directors, voting together as a single class, for the stockholders of Sunlight Financial Holdings to adopt, amend or repeal any provision of Sunlight Financial Holdings’ bylaws was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
31,347,253	1,018,536	42,581

Proposal No. 2D – The Charter Amendment Charter Sub-Proposal

The amendment to the Charter to require, except as otherwise provided in the proposed second amended and restated charter of the Company (the “Proposed Second A&R Charter”), including, for example, to increase or decrease the number of authorized shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or Preferred Stock, the affirmative vote of the holders of at least 66⅔% of the voting power of all then-outstanding shares of Sunlight Financial Holdings’ capital stock entitled to vote generally in the election of directors, voting together as a single class, to amend or repeal any provision of the of the Proposed Second A&R Charter was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
31,319,983	1,042,254	46,133

Proposal No. 3 – The NYSE Proposal

The proposal to approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of up to (a) an aggregate of 138,000,000 shares of Class A Common Stock, including, without limitation, (i) in connection with the Business Combination, (ii) to the investors in the private offering of Class A Common Stock to certain investors, which shall occur immediately prior to or substantially concurrently with, and is contingent upon, the consummation of the transactions contemplated by the Business Combination Agreement, and (iii) as a result of the redemption of any of the common units representing limited liability company interests in Sunlight (the “Sunlight Class EX Units”) as designated in the Fifth Amended and Restated Limited Liability Company Agreement which will be entered into by and among Sunlight, Sunlight Financial Holdings, Spartan Sub and certain members named therein concurrently with the Closing (the “Sunlight A&R LLC Agreement”) and a corresponding number of shares of Class C Common Stock pursuant to the Sunlight A&R LLC Agreement (including any such Sunlight Class EX Units and shares of Class C Common Stock issuable upon the exercise of any of the outstanding warrants to purchase outstanding units representing limited liability company interests in Sunlight (the “Sunlight Warrants”) after the Closing, which will be immediately redeemed for shares of Class A Common Stock upon such exercise, unless the exercising holder elects otherwise); and (b) an aggregate of 65,000,000 shares of Class C Common Stock in connection with the Business Combination was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
30,676,436	1,691,856	40,078

Proposal No. 4 – The 2021 Plan Proposal

The Sunlight Financial Holdings 2021 Equity Incentive Plan and the material terms thereunder were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
23,860,389	8,500,821	47,160

Proposal No. 5 – The ESPP Proposal

The Sunlight Financial Holdings 2021 Employee Stock Purchase Plan and the material terms thereunder were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
32,266,403	97,466	44,501

Proposal No. 6 – The Director Election Proposal

The Company’s stockholders elected, effective immediately after the Closing, Jeanette Gorgas, Joshua Siegel and Kenneth Shea to serve as Class I directors until the Company’s 2022 annual meeting of stockholders, Brad Bernstein, Emil W. Henry, Jr. and Jennifer D. Nordquist to serve as Class II directors until the Company’s 2023 annual meeting of stockholders and Toan Huynh, Matthew Potere and Philip Ryan to serve as Class III directors until the Company’s 2024 annual meeting of stockholders, or until such directors’ respective successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement, or removal. The voting results were as follows:

Nominee	Votes For	Withheld
Matthew Potere	32,294,300	114,070
Brad Bernstein	32,294,204	114,166
Jeanette Gorgas	32,294,405	113,965
Emil W. Henry, Jr.	32,293,696	114,674
Toan Huynh	32,293,771	114,599
Jennifer D. Nordquist	32,293,935	114,435
Philip Ryan	32,293,669	114,701
Kenneth Shea	32,293,497	114,873
Joshua Siegel	32,294,255	114,115

Proposal No. 7 – The Adjournment Proposal

The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the other proposals was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
31,035,335	1,330,497	42,538

Item 8.01.	Other Events.

Stockholders holding 19,227,063 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, $192,297,042.41 (or approximately $10.00 per share) will be removed from the Trust Account to pay such holders.

On July 8, 2021, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated July 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 9, 2021

Spartan Acquisition Corp. II

By:	/s/ Geoffrey Strong
Name:	Geoffrey Strong
Title:	Chief Executive Officer

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